UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 24, 2025
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of principal executive offices)			(Zip Code)
(844) 848-0137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry Into a Material Definitive Agreement

On December 24, 2025, DENTSPLY SIRONA Inc. (the “Company”) obtained the consent of the requisite lenders under its revolving credit facility, dated May 12, 2023, with JPMorgan Chase Bank, N.A., as administrative agent, to, among other things, amend certain provisions by entering into the Second Amendment to Credit Agreement, dated as of December 24, 2025 (the “Second Amendment to Credit Agreement”).

On December 24, 2025, the Company entered into the following agreements (collectively, the “Note Purchase Agreement Amendments”):

a.Note Purchase Agreement Amendment No. 4, dated as of December 24, 2025, by and among the Company and the noteholders party thereto with respect to the Note Purchase Agreement, dated as of December 11, 2015, by and among the Company and the other parties thereto;
b.Note Purchase and Guarantee Agreement Amendment No. 4, dated as of December 24, 2025, by and among the Company, DENTSPLY DENTAL B.V. (as successor by merger to Sirona Dental Services GmbH) and the noteholders party thereto with respect to the Note Purchase Agreement and Guarantee Agreement, dated as of October 27, 2016, by and among the Company, Sirona Dental Services GmbH and the other parties thereto; and
c.Note Purchase Agreement Amendment No. 4, dated as of December 24, 2025, by and among the Company and the noteholders party thereto with respect to the Note Purchase Agreement, dated as of June 24, 2019, by and among the Company and the other parties thereto.

Pursuant to (a) the Note Purchase Agreement Amendments, the Company and the applicable noteholders have agreed, among other things, and (b) the Second Amendment to Credit Agreement, the Company, the lenders party thereto and JPMorgan Chase Bank, N.A. have agreed, among other things, to:

(i)establish a financial covenant requiring that the ratio of Consolidated Debt (as defined) to Consolidated EBITDA (as defined), or Total Leverage Ratio (as defined), not exceed 4.25 to 1.00 for the immediately preceding consecutive four fiscal quarter period ending December 31, 2025, March 31, 2026 and June 30, 2026, 4.00 to 1.00 for the quarters ending September 30, 2026 and December 31, 2026, 3.75 to 1.00 for the quarters ending March 31, 2027 and June 30, 2027, and 3.50 to 1.00 for the quarter ending September 30, 2027 and each quarter ending thereafter, which covenant replaces the covenant requiring a leverage ratio not to exceed 0.65;

i.establish a financial covenant requiring that the ratio of Consolidated Debt (excluding Subordinated Indebtedness (as defined)) to Consolidated EBITDA, or Senior Leverage Ratio (as defined), not exceed 3.25 to 1.00 for the immediately preceding consecutive four fiscal quarter period ending December 31, 2025, March 31, 2026 and June 30, 2026, 3.00 to 1.00 for the quarters ending September 30, 2026 and December 31, 2026, 2.75 to 1.00 for the quarters ending March 31, 2027 and June 30, 2027, and 2.50 to 1.00 for the quarter ending September 30, 2027 and each quarter ending thereafter, which covenant replaces the covenant requiring a senior debt to capitalization ratio not to exceed 0.6;

i.add a new covenant prohibiting Restricted Payments (as defined), subject to specified exceptions;

i.modify the definition of EBITDA to provide that the addback of charges and expenses incurred during the fiscal quarters ending on or after March 31, 2025 and on or prior to December 31, 2026 in connection with the Company’s publicly announced efficiency initiatives shall not exceed (i) for the fiscal quarter ending March 31, 2025, $25,000,000, (ii) for the fiscal quarter ending June 30, 2025, $5,000,000, (iii) for the fiscal quarter ending September 30, 2025, $17,000,000, and (iv) for the fiscal quarters ending December 31, 2025 through and including the December 31, 2026, $75,000,000 in the aggregate for all such fiscal quarters; and

i.modify the definition of “Debt” to exclude obligations under swap agreements from the calculation of Debt for purposes of the calculation of the Total Leverage Ratio and the Senior Leverage Ratio.

In addition, the Note Purchase Agreement Amendments include provisions governing interest rate adjustments in the event that the Company’s total leverage ratio equals or exceeds specified thresholds. The revised terms contained in the amendments described herein are intended to allow the Company to maintain compliance with its debt covenants in all material respects.

Copies of the Second Amendment to Credit Agreement and the Note Purchase Agreement Amendments are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above description of the material terms of each of the Second Amendment to Credit Agreement and the Note Purchase Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Note Purchase Agreement Amendments and the Second Amendment to Credit Agreement is incorporated herein by reference.

Forward Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. More information about potential risks and uncertainties that could affect the Company’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q for any subsequent fiscal quarters, and any updating information or other factors which may be described in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. Investors should understand it is not possible to predict or identify all such factors or risks. As such, you should not consider the risks identified in the Company’s SEC filings to be a complete discussion of all potential risks or uncertainties associated with an investment in the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement, dated as of December 24, 2025, by and among DENTSPLY SIRONA Inc., the financial institutions listed on the signature pages thereof as Lenders and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Note Purchase Agreement Amendment No. 4, dated as of December 24, 2025, by and among DENTSPLY SIRONA Inc. and each of the holders of Notes parties thereto, with respect to that certain Note Purchase Agreement, dated December 11, 2015, by and among DENTSPLY SIRONA Inc. and the other parties thereto.

4.3	Note Purchase and Guarantee Agreement Amendment No. 4, dated as of December 24, 2025, by and among DENTSPLY SIRONA Inc., DENTSPLY DENTAL B.V. (as successor by merger to Sirona Dental Services GmbH) and each of the holders of Notes parties thereto, with respect to that certain Note Purchase and Guarantee Agreement, dated October 27, 2016, by and among DENTSPLY SIRONA Inc., Sirona Dental Services GmbH and the other parties thereto.

4.4	Note Purchase Agreement Amendment No. 4, dated as of December 24, 2025, by and among DENTSPLY SIRONA Inc. and each of the holders of Notes parties thereto, with respect to that certain Note Purchase Agreement, dated June 24, 2019, by and among DENTSPLY SIRONA Inc. and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DENTSPLY SIRONA Inc.

By:	/s/ Daniel T. Scavilla

Name:	Daniel T. Scavilla

Title:	President and Chief Executive Officer

Date: December 31, 2025